                                                                         Ex.D.6.

                               REVISED SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                STI CLASSIC FUNDS
                                       AND
                            TRUSCO CAPITAL MANAGEMENT

Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

         Portfolio                                                       Fee
         ---------                                                       ---
Prime Quality Money Market Fund                                         0.65%

U.S. Government Securities Money Market Fund                            0.65%

Tax-Exempt Money Market Fund                                            0.55%

Short-Term Bond Fund                                                    0.65%

Short-Term U.S. Treasury Securities Fund                                0.65%

U.S. Government Securities Fund                                         0.74%

International Equity Index Fund                                         0.90%

Classic Institutional Cash Management Money Market Fund                 0.20%

Classic Institutional U.S. Treasury Securities
         Money Market Fund                                              0.20%

Small Cap Growth Stock Fund                                             1.15%

Tax Sensitive Growth Stock Fund                                         1.15%

Maryland Municipal Bond Fund                                            0.65%

Virginia Intermediate Municipal Bond Fund                               0.65%

Virginia Municipal Bond Fund                                            0.65%

                                                                         Ex.D.6.

Virginia Tax-Free Money Market Fund                                     0.40%
         (formerly Tax-Free Money Market Fund)

U.S. Treasury Money Market Fund                                         0.65%

Growth and Income Fund                                                  0.90%

Life Vision Aggressive Growth Fund
     (formerly Life Vision Maximum Growth Portfolio)                    0.25%

Life Vision Growth and Income Fund
     (formerly Life Vision Growth and Income Portfolio)                 0.25%

Life Vision Moderate Growth Fund
      (formerly Life Vision Balanced Portfolio)                         0.25%

Life Vision Conservative Fund                                           0.25%

Classic Institutional U.S. Government Securities
        Money Market Fund                                               0.20%

High Income Fund                                                        0.80%

Mid-Cap Value Equity Fund                                               1.25%

Strategic Income Fund                                                   0.85%

Classic Institutional Short-Term Bond Fund                              0.60%

Classic Institutional Super Short Income Plus Fund                      0.50%

Classic Institutional U.S. Government Securities Super
          Short Income Plus Fund                                        0.40%

Strategic Quantitative Equity Fund                                      1.15%

Classic Institutional High Quality Bond Fund                            0.50%

Classic Institutional Total Return Bond Fund                            0.45%

Aggressive Growth Stock Fund                                            1.25%

                                                                         Ex.D.6.

Emerging Growth Stock Fund                                              1.25%

Classic Institutional Core Bond Fund                                    0.25%

Classic Institutional Intermediate Bond Fund                            0.25%

Seix High Yield Fund                                                    0.50%

Classic Institutional Limited Duration Fund                             0.10%

Balanced Fund                                                           0.95%

Value Income Stock Fund                                                 1.15%

Capital Appreciation Fund                                               1.15%

Mid Cap Equity Fund                                                     1.15%

Small Cap Value Equity Fund                                             1.15%

International Equity Fund                                               1.25%

Limited-Term Federal Mortgage Securities                                0.65%

Investment Grade Tax-Exempt Bond Fund                                   0.74%

Florida Tax-Exempt Bond Fund                                            0.65%

Georgia Tax-Exempt Bond Fund                                            0.65%

North Carolina Tax-Exempt Bond Fund                                     0.65%

Life Vision Target Date 2015 Fund                                       0.10%

Life Vision Target Date 2025 Fund                                       0.10%

Life Vision Target Date 2035 Fund                                       0.10%

Classic Institutional Municipal Cash Reserve Money Market Fund          0.20%